EXHIBIT 99.1

International Assets Reports Record Operating Revenues (Non-GAAP) of $31 Million and $3.3 Million Earnings for First Quarter of Fiscal 2009

NEW YORK, Feb. 9, 2009 (GLOBE NEWSWIRE) -- International Assets Holding Corporation (the 'Company') (Nasdaq:IAAC) today announced its fiscal 2009 first quarter financial results which are set out in the table below. Sean O'Connor, CEO, stated, "We are pleased to have produced record non-GAAP revenues and strong non-GAAP earnings in difficult market conditions. This is a validation of our strategy of building niche, customer-centric businesses with uncorrelated revenue streams. Losses in our asset management segment were offset by strong performances in our international equities market-making, commodities and foreign exchange trading, resulting in a non-GAAP return on average stockholders' equity of 21.4% for the quarter."

                                       Three Months Ended December 31,
                                      --------------------------------
 (Unaudited)
 (In millions, except share             2008        2007      % Change
  and per share amounts)              --------    --------   ---------
  Total operating revenues            $   29.6    $   42.0       (30)%
  Interest expense                         2.3         3.0       (23)%
                                      --------    --------   ---------
  Net revenues                            27.3        39.0       (30)%
  Compensation and benefits               13.6        10.6        28%
  Clearing and related expenses            4.9         3.8        29%
  Other non-interest expenses              2.8         2.5        12%
                                      --------    --------   ---------
  Total non-interest expenses             21.3        16.9        26%
                                      --------    --------   ---------
  Income before income tax and
   minority interest                       6.0        22.1       (73)%
  Income tax expense                       2.5         8.2       (70)%
  Minority interest in income
   of consolidated entities                0.2         0.8       (75)%
  Loss from discontinued
   operations, net of taxes                 --         0.2      (100)%
                                      --------    --------   ---------
  Net income                          $    3.3    $   12.9       (74)%
                                      ========    ========   =========

  Basic earnings per share:
    Basic                             $   0.37    $   1.56       (76)%
    Diluted                           $   0.35    $   1.35       (74)%
  Weighted average number of
   common shares outstanding:
    Basic                            8,853,976   8,289,477         7%
    Diluted                          9,952,452   9,857,389         1%

  Segmental Operating Revenues
   (non-GAAP) reconciliation:
  Total operating revenues,
   as reported (GAAP)                 $   29.6    $   42.0       (30)%
    Gross marked-to-market
     adjustment                            1.4       (13.3)       (a)
                                      --------    --------   ---------
  Adjusted operating revenues
   (non-GAAP) (b)                     $   31.0    $   28.7         8%
                                      ========    ========   =========

  Represented by:
    International equities
     market-making                    $   18.5    $    8.9       108%
    Foreign exchange trading               5.3         6.3       (16)%
    Commodities trading (adjusted,
     non-GAAP)                             7.6         5.2        46%
    International debt capital
     markets                               0.7         1.1       (36)%
    Asset management                      (0.8)        6.7        (a)
    Other                                 (0.3)        0.5        (a)
                                      --------    --------   ---------
  Adjusted operating revenues
   (non-GAAP) (b)                     $   31.0    $   28.7         8%
                                      ========    ========   =========

  Net Income (non-GAAP)
   reconciliation:
    Net income, as reported (GAAP)    $    3.3    $   12.9       (74)%
    Gross marked-to-market
     adjustment                            1.4       (13.3)       (a)
    Pro forma tax effect at 37.5%         (0.5)        5.1        (a)
                                      --------    --------   ---------
  Adjusted, pro forma net income
   (non-GAAP) (c)                     $    4.2    $    4.7       (11)%
                                      ========    ========   =========

  Adjusted EBITDA (non-GAAP)
   reconciliation:
    Net income, as reported (GAAP)       $ 3.3    $   12.9       (74)%
    Minority interests                     0.2         0.8       (75)%
    Income tax                             2.5         8.2       (70)%
    Depreciation and amortization          0.2         0.3       (33)%
    Interest expense                       2.3         3.0       (23)%
    Interest income                       (0.8)       (0.4)      100%
    Gross marked-to-market adjustment      1.4       (13.3)       (a)
                                      --------    --------   ---------
  Adjusted EBITDA (non-GAAP) (d)      $    9.1    $   11.5       (21)%
                                      ========    ========   =========

Condensed consolidated financial statements will be included in the Company's Form 10-Q to be filed with the SEC. The Form 10-Q will also be made available on the Company's website at www.intlassets.com.

   a) Comparison not meaningful.
   b) Adjusted Operating Revenue is a non-GAAP measure that represents operating revenues adjusted by marked-to-market differences in the Company's commodities segment, as shown in the table.
      The table above reflects all reconciling items between the
      GAAP Operating Revenues and non-GAAP Adjusted Operating
      Revenues. For a full discussion of management's reasons for disclosing these adjustments, see 'Item 2. Management's
      Discussion and Analysis of Financial Condition and Results
      of Operation' in the Form 10-Q for the quarter ended
      December 31, 2008.
   c) Adjusted, pro forma net income is a non-GAAP measure that represents net income adjusted by pro forma, after-tax
      marked-to-market differences in the Company's commodities
      segment. The table above reflects all reconciling items
      between the GAAP Net Income and non-GAAP Adjusted Pro Forma
      Net Income.
   d) Adjusted EBITDA is a non-GAAP measure. The table above
      shows a calculation of Adjusted EBITDA.

About International Assets Holding Corporation (Nasdaq:IAAC)

International Assets Holding Corporation and its subsidiaries (the 'Company') form a financial services group focused on select international securities, foreign exchange and commodities markets. We commit our capital and expertise to market-making and trading of international financial instruments, currencies and commodities. The Company's activities are currently divided into five functional areas -- international equities market-making, international debt capital markets, foreign exchange trading, commodities trading and asset management. Additional information regarding the Company is available on the Company's website at www.intlassets.com.

The International Assets Holding Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=5024

Forward-Looking Statements

Certain statements in this document may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond the Company's control, including adverse changes in economic, political and market conditions, losses from the Company's market-making and trading activities arising from counterparty failures and changes in market conditions, the possible loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, the possibility of liabilities arising from violations of federal and state securities laws and the impact of changes in technology in the securities and commodities brokerage industries. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reasonable assumptions, there can be no assurances that the actual results, performance or achievement of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

CONTACT:  International Assets Holding Corporation
          Scott Branch, President
          (888) 345-4685 x 335